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                         TRANSAMERICA IDEX MUTUAL FUNDS

                Supplement dated February 24, 2006 to Prospectus dated March 1, 2005, as previously supplemented


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                      TA IDEX Transamerica Flexible Income

The following information either replaces or supplements information, as applicable, that currently appears under "Additional Information - Portfolio Managers" in your prospectus:

Heidi Y. Hu, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (Fixed Income) Manager of TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Balanced. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

Peter O. Lopez is Principal and Portfolio Manager at TIM. Mr. Lopez is the Co-Manager of TA IDEX Transamerica Flexible Income. He also manages sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University.

Brian W. Westhoff, CFA, is Senior Securities Analyst at TIM. Mr. Westhoff is the Co-Manager of TA IDEX Transamerica Flexible Income. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, The Garvin Graduate School of
International Management and received a B.S. in Business Administration from Drake University.

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         Investors should retain this Supplement for future reference.